Office Properties Income Trust Exhibit 99.2 Tenant: WestRock Company 501 South 5th Street, Richmond, VA One Building, Square Feet: 310,950 Third Quarter 2019 Supplemental Operating and Financial Data All amounts in this report are unaudited.

TABLE OF CONTENTS CORPORATE INFORMATION PAGE Company Profile 4 Investor Information 5 Research Coverage 6 FINANCIALS Key Financial Data 8 Condensed Consolidated Balance Sheets 9 Condensed Consolidated Statements of Income (Loss) 10 Condensed Consolidated Statements of Cash Flows 12 Debt Summary 14 TABLE OF CONTENTS TABLE Debt Maturity Schedule 15 Leverage Ratios, Coverage Ratios and Public Debt Covenants 16 Capital Expenditures Summary 17 Property Acquisitions and Dispositions Information Since January 1, 2019 18 Investments in Unconsolidated Joint Ventures 19 Calculation and Reconciliation of Property NOI and Property Cash Basis NOI 20 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI 21 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 22 Calculation of FFO Available for Common Shareholders and Normalized FFO Available for Common Shareholders 24 Definitions of Certain Non-GAAP Financial Measures 26 PORTFOLIO INFORMATION Summary Same Property Results 28 Occupancy and Leasing Summary 29 Tenant Diversity and Credit Characteristics 30 Tenants Representing 1% or More of Total Annualized Rental Income 31 Lease Expiration Schedule 32 EXHIBITS A Pro Forma Summary Same Property Results 34 B Reconciliation and Calculation of Pro Forma Same Property NOI and Same Property Cash Basis NOI 35 C Pro Forma Capital Expenditures Summary 36 D Pro Forma Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 37 E Property Detail 38 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 43 Certain pro forma financial information is presented in the Exhibits to this supplemental operating and financial data report, as well as certain property information for Select Income REIT, or SIR, as if the merger of SIR with and into a wholly owned subsidiary of us that was completed on December 31, 2018 had occurred on January 1, 2018. Such pro forma financial information is not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, our capital structure, our property level operating expenses and revenues, including rents expected to be received pursuant to our existing leases or leases we may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in the pro forma financial information and such differences could be significant. Office Properties Income Trust 2 Supplemental Operating and Financial Data, September 30, 2019

CORPORATE INFORMATION Primary Tenant: U.S. Government 625 Indiana Avenue, Washington, D.C. One Building, Square Feet: 165,439 Office Properties Income Trust Supplemental Operating and Financial Data, September 30, 2019

COMPANY PROFILE

COMPANY PROFILE

OFFICE PROPERTIES INCOME TRUST

The Company:

Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating and leasing buildings primarily leased to single tenants and those with high credit quality characteristics, such as government entities. The majority of our properties are office buildings. Office Properties Income Trust is a component of 59 market indices and it comprises more than 1% of the following indices as of September 30, 2019: BI North America Office REIT Valuation Peers (BROFFRTV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Russell 3000 Equity REIT: Office (RGUSFEO), Solactive US Small Cap High Dividend Index (SOLSMHD), Bloomberg Reit Office Property Index (BBREOFPY), Russell 2000 Real Estate Investment Trusts (Reit) Index (RGUSFSRI) and Solactive Global SuperDividend Index (SOLSDIV).

Effective after the close of trading on December 31, 2018, we completed our merger with Select Income REIT, or SIR, whereby SIR merged with and into a subsidiary of us, or the Merger, with us as the surviving entity and we changed our name to OPI. Accordingly, the assets acquired and liabilities assumed from SIR in the Merger are included in our consolidated balance sheet beginning December 31, 2018; however, SIR's results of operations are excluded from our actual historical consolidated statements of income (loss) for all periods prior to and including December 31, 2018.

Management:

OPI is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing OPI, RMR manages Service Properties Trust (formerly known as Hospitality Properties Trust), a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of September 30, 2019, RMR had $32.8 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,200 properties and nearly 50,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 219-1440

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: OPI
Senior Unsecured Notes due 2046: OPINI

Issuer Ratings:

Moody's: Baa3
S&P Global: BBB-

Key Data (As of and For the Quarter Ended September 30, 2019):

(dollars and sq. ft. in thousands)

Total properties (1)	200
Total sq. ft. (1)	27,290
Percent leased (1)	93.3%
Q3 2019 total rental income	$167,411
Q3 2019 net loss available for common shareholders	$ (3,939)
Q3 2019 Normalized FFO available for common shareholders (2)	$69,739

(1) Excludes three properties owned by unconsolidated joint ventures and includes fifteen properties classified as held for sale.

(2) See page 24 for the calculation of Normalized FFO available for common shareholders and a reconciliation of net income (loss) available for common shareholders determined in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, to this amount.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
4

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy INVESTOR INFORMATION INVESTOR Managing Trustee Chair of the Board & Managing Trustee Senior Management David M. Blackman Matthew C. Brown Christopher J. Bilotto President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President Contact Information Investor Relations Inquiries Office Properties Income Trust Financial inquiries should be directed to Matthew C. Brown, Two Newton Place Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 219-1440 Newton, MA 02458-1634 or mbrown@opireit.com (617) 219-1410 info@opireit.com Investor and media inquiries should be directed to www.opireit.com Olivia Snyder, Manager, Investor Relations, at (617) 219-1410 or osnyder@opireit.com Office Properties Income Trust 5 Supplemental Operating and Financial Data, September 30, 2019

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR Bank of America / Merrill Lynch Bryan Maher James Feldman bmaher@brileyfbr.com James.Feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Morgan Stanley Mitch Germain Vikram Malhotra RESEARCH COVERAGE mgermain@jmpsecurities.com vikram.malhotra@morganstanley.com (212) 906-3546 (212) 761-7064 RBC Capital Markets Michael Carroll Michael.Carroll@rbccm.com (440) 715-2649 Rating Agencies Moody’s Investors Service S&P Global Lori Marks Nicolas Villa Lori.marks@moodys.com nicolas.villa@spglobal.com (212) 553-0376 (212) 438-1534 OPI is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Office Properties Income Trust 6 Supplemental Operating and Financial Data, September 30, 2019

FINANCIALS Tenant: Tyson Foods, Inc. 400 South Jefferson Street, Chicago, IL One Building, Square Feet: 247,716 625 Indiana Avenue, Washington, DC 9960Square Maryland Feet: Drive, 160,897 Richmond, VA SquarePrimary Feet: Agency 173,932 Occupant: U.S. Courts Agency Occupant: The Commonwealth of Virginia Office Properties Income Trust Supplemental Operating and Financial Data, September 30, 2019

KEY FINANCIAL DATA

OFFICE PROPERTIES INCOME TRUST

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and for the Three Months Ended				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Selected Balance Sheet Data:					
Total gross assets [1]	$ 4,735,814	$ 5,198,382	$ 5,313,886	$ 5,613,730	$ 3,847,915
Total assets	$ 4,360,249	$ 4,804,322	$ 4,927,198	$ 5,238,583	$ 3,484,425
Total liabilities	$ 2,693,636	$ 3,107,836	$ 3,140,194	$ 3,459,615	$ 2,245,064
Total shareholders' equity	$ 1,666,613	$ 1,696,486	$ 1,787,004	$ 1,778,968	$ 1,239,361
Selected Income Statement Data:					
Rental income	$ 167,411	$ 176,032	$ 174,777	$ 103,656	$ 106,102
Net income (loss) available for common shareholders	$ (3,939)	$ (64,774)	$ 34,019	$ (57,695)	$ (449)
Property NOI [2]	$ 108,693	$ 120,723	$ 116,868	$ 62,026	$ 64,462
Adjusted EBITDA*re* [3]	$ 102,886	$ 114,897	$ 111,162	$ 57,901	$ 73,573
FFO available for common shareholders [4]	$ 69,455	$ 79,081	$ 72,275	$ 26,340	$ 36,367
Normalized FFO available for common shareholders [4]	$ 69,739	$ 79,250	$ 73,273	$ 39,101	$ 52,967
Per Common Share Data:					
Net income (loss) available for common shareholders (basic and diluted)	$ (0.08)	$ (1.35)	$ 0.71	$ (2.31)	$ (0.02)
FFO available for common shareholders (basic and diluted) [4]	$ 1.44	$ 1.65	$ 1.50	$ 1.05	$ 1.47
Normalized FFO available for common shareholders (basic and diluted) [4]	$ 1.45	$ 1.65	$ 1.53	$ 1.56	$ 2.14
Dividends:					
Annualized dividends paid per share during period	$ 2.20	$ 2.20	$ 2.20	$ 6.88	$ 6.88
Annualized dividend yield (at end of period) [5]	7.2%	8.4%	8.0%	25.0%	15.2%
Normalized FFO available for common shareholders payout ratio [4]	37.9%	33.3%	35.9%	110.3%	81.1%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 20 for the calculation of Property NOI and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to that amount.
(3) See page 22 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(4) See page 24 for the calculation of FFO available for common shareholders and Normalized FFO available for common shareholders and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to those amounts.
(5) Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
8

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) September 30, December 31, 2019 2018 ASSETS Real estate properties: Land $ 854,083 $ 924,164 Buildings and improvements 2,702,657 3,020,472 Total real estate properties, gross 3,556,740 3,944,636 Accumulated depreciation (375,565) (375,147) Total real estate properties, net 3,181,175 3,569,489 Assets of properties held for sale 155,395 253,501 Investments in unconsolidated joint ventures 40,502 43,665 Acquired real estate leases, net 808,817 1,056,558 Cash and cash equivalents 29,002 35,349 Restricted cash 4,031 3,594 Rents receivable, net 70,234 72,051 Deferred leasing costs, net 37,890 25,672 Other assets, net 33,203 178,704 Total assets $ 4,360,249 $ 5,238,583 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ 210,000 $ 175,000 Unsecured term loans, net — 387,152 Senior unsecured notes, net 2,015,099 2,357,497 Mortgage notes payable, net 311,025 335,241 Liabilities of properties held for sale 16,240 4,271 Accounts payable and other liabilities 118,338 145,536 Due to related persons 7,674 34,887 Assumed real estate lease obligations, net 15,260 20,031 Total liabilities 2,693,636 3,459,615 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,203,332 and 48,082,903 shares issued and outstanding, respectively 482 481 Additional paid in capital 2,612,062 2,609,801 Cumulative net income 112,188 146,882 Cumulative other comprehensive income (loss) (461) 106 Cumulative common distributions (1,057,658) (978,302) Total shareholders’ equity 1,666,613 1,778,968 Total liabilities and shareholders’ equity $ 4,360,249 $ 5,238,583 Office Properties Income Trust 9 Supplemental Operating and Financial Data, September 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

OFFICE PROPERTIES INCOME TRUST

(amounts in thousands, except per share data)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Rental income	$ 167,411	$ 106,102	$ 518,220	$ 322,904
Expenses:				
Real estate taxes	18,824	12,072	55,363	37,402
Utility expenses	9,518	7,783	26,369	20,490
Other operating expenses	30,376	21,785	90,204	66,221
Depreciation and amortization	74,939	42,569	226,373	129,444
Loss on impairment of real estate (1)	8,521	—	14,105	5,800
Acquisition and transaction related costs (2)	—	3,813	682	3,813
General and administrative (3)	7,990	22,383	25,457	36,438
Total expenses	150,168	110,405	438,553	299,608
Gain on sale of real estate (4)	11,463	—	33,538	17,329
Dividend income	—	304	1,960	912
Gain (loss) on equity securities, net (5)	—	17,425	(44,007)	40,677
Interest income	358	140	847	405
Interest expense (including amortization of debt premiums, discounts and issuance costs of $2,560, $893, $8,264 and $2,749, respectively)	(32,367)	(23,374)	(104,848)	(69,444)
Loss on early extinguishment of debt (6)	(284)	—	(769)	—
Income (loss) from continuing operations before income tax expense and equity in net income (loss) of investees	(3,587)	(9,808)	(33,612)	13,175
Income tax expense	(156)	(9)	(509)	(124)
Equity in net income (loss) of investees	(196)	94	(573)	(1,112)
Income (loss) from continuing operations	(3,939)	(9,723)	(34,694)	11,939
Income from discontinued operations (7)	—	9,274	—	23,872
Net income (loss)	(3,939)	(449)	(34,694)	35,811
Preferred units of limited partnership distributions	—	—	—	(371)
Net income (loss) available for common shareholders	$ (3,939)	$ (449)	$ (34,694)	$ 35,440
Weighted average common shares outstanding (basic)	48,073	24,768	48,051	24,764
Weighted average common shares outstanding (diluted)	48,073	24,768	48,051	24,769
Per common share amounts (basic and diluted):				
Income (loss) from continuing operations	$ (0.08)	$ (0.39)	$ (0.72)	$ 0.47
Income from discontinued operations	$ —	$ 0.37	$ —	$ 0.96
Net income (loss) available for common shareholders	$ (0.08)	$ (0.02)	$ (0.72)	$ 1.43
Additional Data:				
General and administrative expenses / total assets (at end of period) (3)	0.18%	0.64%	0.58%	1.05%
Non-cash straight line rent adjustments included in rental income (8)	$ 6,904	$ 1,990	$ 19,365	$ 7,825
Lease value amortization included in rental income (8)	$ (35)	$ (773)	$ (2,628)	$ (2,361)
Lease termination fees included in rental income (8)	$ 22	$ 122	$ 9,183	$ 122
Non-cash amortization included in other operating expenses (9)	$ 121	$ 121	$ 363	$ 363
Non-cash amortization included in general and administrative expenses (9)	$ 151	$ 151	$ 452	$ 452

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
10

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) (dollars in thousands) (1) Loss on impairment of real estate for the three months ended September 30, 2019 represents an adjustment of $6,342 to reduce the carrying value of eight properties to their estimated fair value less costs to sell and a $2,179 loss on impairment of real estate related to the disposal of one property during the three months ended September 30, 2019. Loss on impairment of real estate for the nine months ended September 30, 2019 also includes an adjustment of $2,380 to reduce the carrying value of one property to its estimated fair value less costs to sell during the three months ended June 30, 2019, an adjustment of $2,757 to reduce the carrying value of one property to its estimated fair value less costs to sell during the three months ended March 31, 2019 and a $447 loss on impairment of real estate related to the disposal of a portfolio consisting of 34 properties located in Northern Virginia and Maryland during the three months ended March 31, 2019. Loss on impairment of real estate for the nine months ended September 30, 2018 represents an adjustment of $6,116 to reduce the carrying value of three properties to their estimated fair value less costs to sell during the three months ended March 31, 2018, an adjustment of $322 to increase the carrying value of one property removed from held for sale status to its estimated fair value during the three months ended June 30, 2018 and an adjustment of $6 to reduce the carrying value of one property to its estimated fair value less costs to sell during the three months ended June 30, 2018. (2) Acquisition and transaction related costs for the three months ended September 30, 2018 and the nine months ended September 30, 2019 and 2018 consist of costs incurred in connection with the Merger and other related transactions. (3) Incentive fees under our business management agreement with RMR LLC, are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expenses in our condensed consolidated statements of income (loss). No estimated business management incentive fees were included in net income (loss) for the three and nine months ended September 30, 2019. Net income (loss) for the three and nine months ended September 30, 2018 includes $16,236 and $16,973, respectively, of estimated business management incentive fee expense. (4) We recorded an $11,463 gain on the sale of two properties during the three months ended September 30, 2019 and a $22,075 gain on the sale of one property during the six months ended June 30, 2019. We recorded a $17,329 gain on the sale of one property during the nine months ended September 30, 2018. (5) Gain (loss) on equity securities, net represents a realized loss for the nine months ended September 30, 2019 for the sale of our 2.8 million shares of The RMR Group Inc., or RMR Inc., common stock on July 1, 2019, and unrealized gains in the three and nine months ended September 30, 2018 to adjust the carrying value of our former investment in RMR Inc. common stock to its fair value as of the end of the period. (6) Loss on early extinguishment of debt for the three and nine months ended September 30, 2019 includes the write-off of unamortized issuance costs and discounts associated with the repayments of our unsecured term loan and redemption of our senior unsecured notes due 2019. (7) Income from discontinued operations includes operating results related to our former equity method investment in SIR that we sold in October 2018. (8) We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (9) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Office Properties Income Trust 11 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Supplemental Operating and Financial Data, September 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) For the Nine Months Ended September 30, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ (34,694) $ 35,811 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation 68,095 51,121 Amortization of debt premiums, discounts and issuance costs 8,264 2,749 Amortization of acquired real estate leases 157,108 77,434 Amortization of deferred leasing costs 4,329 3,524 Gain on sale of real estate (33,538) (17,329) Loss on impairment of real estate 14,105 5,800 Loss on early extinguishment of debt 769 — Straight line rental income (19,365) (7,825) Other non-cash expenses, net 1,907 189 (Gain) loss on equity securities, net 44,007 (40,677) Equity in losses of investees 573 1,112 Equity in earnings of Select Income REIT included in discontinued operations — (23,843) Net gain on issuance of shares by Select Income REIT included in discontinued operations — (29) Distributions of earnings from Select Income REIT — 23,843 Change in assets and liabilities: Rents receivable 17,185 7,535 Deferred leasing costs (22,759) (5,937) Other assets (32) (1,393) Accounts payable and other liabilities (30,603) (10,361) Due to related persons (27,213) 18,441 Net cash provided by operating activities 148,138 120,165 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate improvements (39,010) (32,625) Distributions in excess of earnings from Select Income REIT — 14,281 Distributions in excess of earnings from unconsolidated joint ventures 1,973 3,046 Proceeds from sale of properties, net 572,131 142,189 Proceeds from sale of RMR Inc. common shares, net 104,674 — CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Net cash provided by investing activities 639,768 126,891 Office Properties Income Trust 12 Supplemental Operating and Financial Data, September 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) For the Nine Months Ended September 30, 2019 2018 CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of mortgage notes payable (11,001) (2,732) Repayment of unsecured term loans (388,000) — Repayment of senior unsecured notes (350,000) — Borrowings on unsecured revolving credit facility 420,000 95,000 Repayments on unsecured revolving credit facility (385,000) (198,000) Repurchase of common shares (459) (232) Redemption of preferred units of limited partnership — (20,221) Preferred units of limited partnership distributions — (646) Distributions to common shareholders (79,356) (127,907) Net cash used in financing activities (793,816) (254,738) Decrease in cash, cash equivalents and restricted cash (5,910) (7,682) Cash, cash equivalents and restricted cash at beginning of period 38,943 19,680 Cash, cash equivalents and restricted cash at end of period $ 33,033 $ 11,998 SUPPLEMENTAL CASH FLOW INFORMATION: Interest paid $ 114,226 $ 72,651 Income taxes paid $ 491 $ 44 SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH: The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows: As of September 30, 2019 2018 Cash and cash equivalents $ 29,002 $ 9,644 Restricted cash 4,031 2,354 Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows $ 33,033 $ 11,998 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Office Properties Income Trust 13 Supplemental Operating and Financial Data, September 30, 2019

DEBT SUMMARY

DEBT SUMMARY (1)

As of September 30, 2019

(dollars in thousands)

	Coupon Rate (2)	Interest Rate (3)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
$750,000 unsecured revolving credit facility (4) (5)	3.047%	3.047%	$ 210,000	1/31/2023	$ 210,000	3.3
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2020	3.600%	3.608%	400,000	2/1/2020	400,000	0.3
Senior unsecured notes due 2022	4.150%	4.196%	300,000	2/1/2022	300,000	2.3
Senior unsecured notes due 2022	4.000%	4.000%	300,000	7/15/2022	300,000	2.8
Senior unsecured notes due 2024	4.250%	4.404%	350,000	5/15/2024	350,000	4.6
Senior unsecured notes due 2025	4.500%	4.770%	400,000	2/1/2025	400,000	5.3
Senior unsecured notes due 2046	5.875%	5.875%	310,000	5/1/2046	310,000	26.6
Subtotal / weighted average	4.366%	4.453%	2,060,000		2,060,000	6.6
Secured Fixed Rate Debt:						
Mortgage debt - One property in Washington, DC	5.720%	3.690%	33,096	7/1/2020	32,462	0.8
Mortgage debt - One property in Philadelphia, PA	4.032%	4.220%	40,243	8/3/2020	39,635	0.8
Mortgage debt - One property in Lakewood, CO	8.150%	6.150%	2,000	3/1/2021	118	1.4
Mortgage debt - One property in Fairfax, VA (6)	5.877%	5.877%	13,236	8/11/2021	12,702	1.9
Mortgage debt - One property in Washington, DC	4.220%	4.190%	26,697	7/1/2022	24,668	2.8
Mortgage debt - Three properties in Seattle, WA	3.550%	4.210%	71,000	5/1/2023	71,000	3.6
Mortgage debt - One property in Chicago, IL	3.700%	4.210%	50,000	6/1/2023	50,000	3.7
Mortgage debt - One property in Washington, DC	4.800%	4.190%	24,210	6/1/2023	22,584	3.7
Mortgage debt - One property in Washington, DC	4.050%	4.440%	66,780	9/1/2030	60,566	10.9
Subtotal / weighted average	4.223%	4.282%	327,262		313,735	4.3
Total / weighted average	4.241%	4.318%	$ 2,597,262		$ 2,583,735	6.1

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
14

DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE (1)

OFFICE PROPERTIES INCOME TRUST

As of September 30, 2019

(dollars in thousands)

Year	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total Principal Balance (4)
2019	$ —	$ —	$ 1,053	$ 1,053
2020	—	400,000	75,707	475,707
2021	—	—	14,420	14,420
2022	—	600,000	25,518	625,518
2023	210,000 (7)	—	143,784	353,784
2024	—	350,000	—	350,000
2025	—	400,000	287	400,287
2026 and thereafter	—	310,000	66,493	376,493
Total	210,000	2,060,000	327,262	2,597,262
Unamortized debt premiums, discounts and issuance costs	—	(44,901)	(3,039)	(47,940)
Total debt, net	$ 210,000	$ 2,015,099	$ 324,223	$ 2,549,322
Percent of total principal balance	8.1%	79.3%	12.6%	100.0%

(1) Excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for additional information regarding these joint ventures and related mortgage notes.
(2) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(3) Includes the effect of mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes the effect of debt issuance costs amortization.
(4) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of September 30, 2019 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility for two additional six month periods.
(5) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances.
(6) The carrying value of this mortgage debt of $13,198 as of September 30, 2019 is net of unamortized issuance costs totaling $38 and is included in liabilities of properties held for sale in our condensed consolidated balance sheet.
(7) Represents the amount outstanding under our revolving credit facility at September 30, 2019.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
15

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

OFFICE PROPERTIES INCOME TRUST

	As of and for the Three Months Ended				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Leverage Ratios:					
Net debt (1) / total gross assets (2)	54.2%	56.8%	57.1%	58.4%	55.8%
Net debt (1) / gross book value of real estate assets (3)	53.0%	57.0%	57.2%	60.8%	69.6%
Secured debt (1) / total assets	7.5%	6.8%	6.7%	6.5%	5.2%
Variable rate debt (1) / net debt (1)	8.2%	8.0%	10.4%	17.2%	47.4%
Coverage Ratios:					
Adjusted EBITDA*re* (4) / interest expense	3.2x	3.3x	3.0x	2.8x	3.1x
Net debt (1) / annualized Adjusted EBITDA*re* (4)	6.2x	6.8x	6.8x	nm (5)	7.3x
Public Debt Covenants:					
Total debt (1) / adjusted total assets (6) (maximum 60.0%)	51.2%	54.1%	54.9%	56.8%	52.1%
Secured debt (1) / adjusted total assets (6) (maximum 40.0%)	6.4%	6.0%	5.9%	5.8%	4.4%
Consolidated income available for debt service (7) / debt service (minimum 1.50x)	3.4x	3.5x	3.2x	3.2x	2.3x
Total unencumbered assets (6) / unsecured debt (1) (minimum 150.0%)	192.4%	181.2%	178.5%	171.9%	184.0%

(1) Debt amounts represent the outstanding principal balance as of the date reported. Net debt is total debt less cash. Total debt excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures and related mortgage notes.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any.
(4) See page 22 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(5) For the three months ended December 31, 2018, net debt includes SIR's debt less SIR's cash assumed in the Merger; however, annualized Adjusted EBITDA*re* excludes SIR's results of operations for the three month period because the Merger occurred on December 31, 2018. On a pro forma basis as if the Merger had occurred on October 1, 2018, net debt (total debt less cash) / annualized Adjusted EBITDA*re* would have been 7.5x. See Exhibit D on page 37 for pro forma calculations of EBITDA*re* and Adjusted EBITDA*re* as if the Merger occurred on October 1, 2018.
(6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and the lower of cost or market of our former equity investment in SIR for the applicable periods, and exclude depreciation and amortization, accounts receivable and intangible assets.
(7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, unrealized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and gains or losses on equity issuance by SIR and equity in earnings of SIR and including distributions received from SIR and our unconsolidated joint ventures, if any, determined together with debt service for the period presented.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
16

CAPITAL EXPENDITURES SUMMARY

CAPITAL EXPENDITURES SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended (1)(2)				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Tenant improvements (3)	$ 8,749	$ 7,123	$ 4,912	$ 5,450	$ 2,293
Leasing costs (4)	7,139	6,760	7,325	5,635	1,831
Building improvements (5)	11,180	7,317	4,308	11,250	6,707
Recurring capital expenditures	27,068	21,200	16,545	22,335	10,831
Development, redevelopment and other activities (6)	1,206	959	226	1,148	664
Total capital expenditures	$ 28,274	$ 22,159	$ 16,771	$ 23,483	$ 11,495
Average rentable sq. ft. during period (7)	28,300	29,722	31,017	16,204	17,046
Building improvements per average sq. ft. during period	$ 0.40	$ 0.25	$ 0.14	$ 0.69	$ 0.39

(1) Historical data prior to the three months ended March 31, 2019 does not include capital expenditures activity of the SIR properties acquired in the Merger. See Exhibit C on page 36 for a summary of capital expenditures activity of the SIR properties prior to the Merger as well as a pro forma combined capital expenditures summary.
(2) Excludes capital expenditures related to three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(3) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(4) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements.
(5) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(6) Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue.
(7) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants. Average rentable square footage for the three months ended December 31, 2018 excludes rentable square feet from properties acquired from SIR on December 31, 2018.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
17

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 (dollars and sq. ft. in thousands) ACQUISITIONS: We have not acquired any properties since January 1, 2019. DISPOSITIONS: Date Number of Gross Sold Location Properties Sq. Ft. Sales Price (1) 2/8/2019 Northern Virginia and Maryland 34 1,636 $ 198,500 3/18/2019 Washington, D.C. 1 129 70,000 5/29/2019 Buffalo, NY 1 122 16,900 5/31/2019 Maynard, MA 1 287 5,000 6/19/2019 Kapolei, HI 1 417 7,100 7/12/2019 San Jose, CA 1 72 14,000 7/30/2019 Nashua, NH 1 322 25,000 8/8/2019 Arlington, TX 1 182 14,900 8/8/2019 Rochester, NY 1 95 4,765 8/14/2019 Hanover, PA 1 502 5,500 8/19/2019 San Antonio, TX 1 618 198,000 9/20/2019 Topeka, KS 1 144 15,600 9/20/2019 Falling Waters, WV 1 40 650 9/23/2019 San Diego, CA 1 44 8,950 10/31/2019 Columbia, SC 3 181 10,750 Total 50 4,791 $ 595,615 (1) Gross sales price includes purchase price adjustments, if any, and excludes closing costs. Office Properties Income Trust 18 PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 SINCE JANUARY AND DISPOSITIONS INFORMATION ACQUISITIONS PROPERTY Supplemental Operating and Financial Data, September 30, 2019

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

Unconsolidated Joint Ventures:

Joint Venture	OPI Ownership	OPI Investment at September 30, 2019	Number of Properties	Location	Square Feet	Occupancy at September 30, 2019	Weighted Average Lease Term [(1)]
Prosperity Metro Plaza	51%	$ 22,857	2	Fairfax, VA	328,456	79.9%	3.8 years
1750 H Street, NW	50%	17,645	1	Washington, D.C.	115,411	100.0%	1.6 years
Total / Weighted Average		$ 40,502	3		443,867	85.1%	2.9 years

Outstanding Unconsolidated Debt:

Joint Venture	OPI Ownership	Interest Rate [(2)]	Maturity Date	Principal Balance at September 30, 2019 [(3)]	Annualized Debt Service	Balance at Maturity [(3)]	OPI Share of Principal Balance [(4)] at September 30, 2019
Prosperity Metro Plaza [(5)]	51%	4.090%	12/1/2029	$ 50,000	$ 2,045	$ 45,246	$ 25,500
1750 H Street, NW	50%	3.690%	8/1/2024	32,000	1,181	32,000	16,000
Total / Weighted Average		3.934%		$ 82,000	$ 3,226	$ 77,246	$ 41,500

Results of Operations - Unconsolidated Joint Ventures: [(6)]

	For the Three Months Ended September 30, 2019			For the Nine Months Ended September 30, 2019		
	Prosperity Metro Plaza	1750 H Street, NW	Total	Prosperity Metro Plaza	1750 H Street, NW	Total
Equity in losses of affiliates	$ (10)	$ (270)	$ (280)	$ (397)	$ (794)	$ (1,191)
Depreciation and amortization	737	660	1,397	2,578	1,980	4,558
Other expenses, net [(7)]	241	163	404	727	524	1,251
NOI [(8)]	968	553	1,521	2,908	1,710	4,618
Lease value amortization included in rental income [(9)]	(13)	34	21	(39)	102	63
Non-cash straight line rent adjustments included in rental income [(9)]	(26)	1	(25)	(19)	(12)	(31)
Cash Basis NOI [(8)]	$ 929	$ 588	$ 1,517	$ 2,850	$ 1,800	$ 4,650
Distributions received by OPI	$ 408	$ 444	$ 852	$ 714	$ 1,259	$ 1,973

(1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the unconsolidated joint ventures' tenants pursuant to the lease agreements as of September 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint ventures by their tenants, and excluding lease value amortization.
(2) Includes the effect of interest rate protection and mark to market accounting.
(3) Reflects the entire balance of the debt secured by the properties and is not adjusted to reflect the part of the joint venture arrangement interests we do not own.
(4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us.
(5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date.
(6) Reflects our proportionate share of operating results for the three and nine months ended September 30, 2019 based on our ownership percentage of the respective joint ventures.
(7) Includes interest expense, net of other income.
(8) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of NOI and Cash Basis NOI. We calculate NOI and Cash Basis NOI for our unconsolidated joint ventures in the same manner that we calculate Property NOI and Property Cash Basis NOI.
(9) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
19

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI (1)

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Calculation of Property NOI and Property Cash Basis NOI:							
Rental income (2)	$ 167,411	$ 176,032	$ 174,777	$ 103,656	$ 106,102	$ 518,220	$ 322,904
Property operating expenses	(58,718)	(55,309)	(57,909)	(41,630)	(41,640)	(171,936)	(124,113)
Property NOI	108,693	120,723	116,868	62,026	64,462	346,284	198,791
Non-cash straight line rent adjustments included in rental income (2)	(6,904)	(5,667)	(6,794)	(2,339)	(1,990)	(19,365)	(7,825)
Lease value amortization included in rental income (2)	35	1,446	1,147	542	773	2,628	2,361
Lease termination fees included in rental income (2)	(22)	(8,867)	(294)	(58)	(122)	(9,183)	(122)
Non-cash amortization included in property operating expenses (3)	(121)	(121)	(121)	(121)	(121)	(363)	(363)
Property Cash Basis NOI	$ 101,681	$ 107,514	$ 110,806	$ 60,050	$ 63,002	$ 320,001	$ 192,842
Reconciliation of Net Income (Loss) Available for Common Shareholders to Property NOI and Property Cash Basis NOI:							
Net income (loss) available for common shareholders	$ (3,939)	$ (64,774)	$ 34,019	$ (57,695)	$ (449)	$ (34,694)	$ 35,440
Preferred units of limited partnership distributions	—	—	—	—	—	—	371
Net income (loss)	(3,939)	(64,774)	34,019	(57,695)	(449)	(34,694)	35,811
(Income) loss from discontinued operations	—	—	—	18,150	(9,274)	—	(23,872)
Income (loss) from continuing operations	(3,939)	(64,774)	34,019	(39,545)	(9,723)	(34,694)	11,939
Equity in net (earnings) losses of investees	196	142	235	1,157	(94)	573	1,112
Income tax (benefit) expense	156	(130)	483	(7)	9	509	124
Loss on early extinguishment of debt	284	71	414	709	—	769	—
Interest expense	32,367	35,348	37,133	20,421	23,374	104,848	69,444
Interest income	(358)	(241)	(248)	(234)	(140)	(847)	(405)
(Gain) loss on equity securities, net	—	66,135	(22,128)	48,229	(17,425)	44,007	(40,677)
Dividend income	—	(980)	(980)	(425)	(304)	(1,960)	(912)
(Gain) loss on sale of real estate	(11,463)	17	(22,092)	(3,332)	—	(33,538)	(17,329)
General and administrative	7,990	8,744	8,723	(11,516)	22,383	25,457	36,438
Acquisition and transaction related costs	—	98	584	10,695	3,813	682	3,813
Loss on impairment of real estate	8,521	2,380	3,204	2,830	—	14,105	5,800
Depreciation and amortization	74,939	73,913	77,521	33,044	42,569	226,373	129,444
Property NOI	108,693	120,723	116,868	62,026	64,462	346,284	198,791
Non-cash amortization included in property operating expenses (3)	(121)	(121)	(121)	(121)	(121)	(363)	(363)
Lease termination fees included in rental income (2)	(22)	(8,867)	(294)	(58)	(122)	(9,183)	(122)
Lease value amortization included in rental income (2)	35	1,446	1,147	542	773	2,628	2,361
Non-cash straight line rent adjustments included in rental income (2)	(6,904)	(5,667)	(6,794)	(2,339)	(1,990)	(19,365)	(7,825)
Property Cash Basis NOI	$ 101,681	$ 107,514	$ 110,806	$ 60,050	$ 63,002	$ 320,001	$ 192,842

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of Property NOI and Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. Excludes three properties owned by our two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
20

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1)(2)

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended (3)		For the Nine Months Ended (4)	
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
Reconciliation of Property NOI to Same Property NOI:				
Rental income	$ 167,411	$ 106,102	$ 518,220	$ 322,904
Property operating expenses	(58,718)	(41,640)	(171,936)	(124,113)
Property NOI	108,693	64,462	346,284	198,791
Less: NOI of properties not included in same property results:				
SIR assets acquired	(58,337)	—	(186,274)	—
Historical OPI assets	(232)	(12,240)	(5,828)	(37,380)
Same Property NOI	$ 50,124	$ 52,222	$ 154,182	$ 161,411
Calculation of Same Property Cash Basis NOI:				
Same Property NOI	$ 50,124	$ 52,222	$ 154,182	$ 161,411
Add: Lease value amortization included in rental income (5)	280	541	887	1,588
Less: Non-cash straight line rent adjustments included in rental income (5)	(1,753)	(1,528)	(4,262)	(6,376)
Lease termination fees included in rental income (5)	(22)	(23)	(1,541)	(23)
Non-cash amortization included in property operating expenses (6)	(121)	(113)	(351)	(336)
Same Property Cash Basis NOI	$ 48,508	$ 51,099	$ 148,915	$ 156,264

(1) See Exhibit A on page 34 for pro forma summary same property results that include the SIR properties acquired in the Merger and Exhibit B on page 35 for a reconciliation and calculation of pro forma Same Property NOI and Same Property Cash Basis NOI.
(2) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of Property NOI and Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.
(3) Based on properties we owned continuously since July 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(4) Based on properties we owned continuously since January 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(5) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.
(6) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
21

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re* (1)

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Net income (loss)	$ (3,939)	$ (64,774)	$ 34,019	$ (57,695)	$ (449)	$ (34,694)	$ 35,811
Add (less): Interest expense	32,367	35,348	37,133	20,421	23,374	104,848	69,444
Income tax (benefit) expense	156	(130)	483	(7)	9	509	124
Depreciation and amortization	74,939	73,913	77,521	33,044	42,569	226,373	129,444
EBITDA	103,523	44,357	149,156	(4,237)	65,503	297,036	234,823
Add (less): Loss on impairment of real estate	8,521	2,380	3,204	2,830	—	14,105	5,800
(Gain) loss on sale of real estate	(11,463)	17	(22,092)	(3,332)	—	(33,538)	(17,329)
Distributions received from unconsolidated joint ventures	852	600	521	705	813	1,973	3,046
Distributions received from SIR	—	—	—	—	12,708	—	38,124
Equity in earnings of SIR included in discontinued operations	—	—	—	(515)	(9,253)	—	(23,843)
Equity in losses of unconsolidated joint ventures	280	272	639	791	738	1,191	1,994
Net gain on issuance of shares by SIR included in discontinued operations	—	—	—	—	(21)	—	(29)
Loss on sale of SIR shares included in discontinued operations (2)	—	—	—	18,665	—	—	—
EBITDA*re*	101,713	47,626	131,428	14,907	70,488	280,767	242,586
Add (less): Acquisition and transaction related costs (3)	—	98	584	10,695	3,813	682	3,813
General and administrative expense paid in common shares (4)	889	967	864	334	461	2,720	1,003
Estimated business management incentive fees (5)	—	—	—	(16,973)	16,236	—	16,973
Loss on early extinguishment of debt	284	71	414	709	—	769	—
(Gain) loss on equity securities, net (6)	—	66,135	(22,128)	48,229	(17,425)	44,007	(40,677)
Adjusted EBITDA*re*	$ 102,886	$ 114,897	$ 111,162	$ 57,901	$ 73,573	$ 328,945	$ 223,698

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
22

CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) (CONTINUED) (dollars in thousands) (CONTINUED) (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of EBITDA, EBITDAre and Adjusted EBITDAre and a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. re (2) On October 9, 2018, we sold our investment in SIR at a loss. (3) Acquisition and transaction related costs consist of costs incurred in connection with the Merger. (4) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR LLC. (5) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDAre until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No business management incentive fee was payable under our business management agreement for 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (6) (Gain) loss on equity securities, net represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as AND ADJUSTED EBITDA AND of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. re CALCULATION OF EBITDA, EBITDA CALCULATION Office Properties Income Trust 23 Supplemental Operating and Financial Data, September 30, 2019

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (1)

(amounts in thousands, except per share data)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018	9/30/2019	9/30/2018
Net income (loss) available for common shareholders	$ (3,939)	$ (64,774)	$ 34,019	$ (57,695)	$ (449)	$ (34,694)	$ 35,440
Add (less): Depreciation and amortization:							
Consolidated properties	74,939	73,913	77,521	33,044	42,569	226,373	129,444
Unconsolidated joint venture properties	1,397	1,410	1,751	1,920	1,913	4,558	6,283
FFO attributable to SIR investment	—	—	—	1,859	19,012	—	49,914
Loss on impairment of real estate	8,521	2,380	3,204	2,830	—	14,105	5,800
Equity in earnings of SIR included in discontinued operations	—	—	—	(515)	(9,253)	—	(23,843)
(Gain) loss on sale of real estate	(11,463)	17	(22,092)	(3,332)	—	(33,538)	(17,329)
(Gain) loss on equity securities, net (2)	—	66,135	(22,128)	48,229	(17,425)	44,007	(40,677)
FFO available for common shareholders	69,455	79,081	72,275	26,340	36,367	220,811	145,032
Add (less): Acquisition and transaction related costs (3)	—	98	584	10,695	3,813	682	3,813
Loss on early extinguishment of debt	284	71	414	709	—	769	—
Normalized FFO attributable to SIR investment	—	—	—	1,524	15,584	—	42,482
FFO attributable to SIR investment	—	—	—	(1,859)	(19,012)	—	(49,914)
Net gain on issuance of shares by SIR included in discontinued operations	—	—	—	—	(21)	—	(29)
Estimated business management incentive fees (4)	—	—	—	(16,973)	16,236	—	16,973
Loss on sale of SIR shares included in discontinued operations (5)	—	—	—	18,665	—	—	—
Normalized FFO available for common shareholders	$ 69,739	$ 79,250	$ 73,273	$ 39,101	$ 52,967	$ 222,262	$ 158,357
Weighted average common shares outstanding (basic)	48,073	48,049	48,031	25,027	24,768	48,051	24,764
Weighted average common shares outstanding (diluted)	48,073	48,049	48,046	25,027	24,768	48,051	24,769
Per common share amounts:							
Net income (loss) available for common shareholders (basic and diluted)	$ (0.08)	$ (1.35)	$ 0.71	$ (2.31)	$ (0.02)	$ (0.72)	$ 1.43
FFO available for common shareholders (basic and diluted)	$ 1.44	$ 1.65	$ 1.50	$ 1.05	$ 1.47	$ 4.60	$ 5.86
Normalized FFO available for common shareholders (basic and diluted)	$ 1.45	$ 1.65	$ 1.53	$ 1.56	$ 2.14	$ 4.63	$ 6.39

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
24

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (1) (CONTINUED) (amounts in thousands) (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of FFO available for common shareholders and Normalized FFO available for common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) (Gain) loss on equity securities, net represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common stock to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. (3) Acquisition and transaction related costs consist of costs incurred in connection with the Merger. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) available for common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) available for common shareholders, we do not include such expense in the calculation of Normalized FFO available for common shareholders until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No business management incentive fee was payable under our business management agreement for 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (5) On October 9, 2018, we sold our investment in SIR at a loss. CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND FOR COMMON SHAREHOLDERS AVAILABLE OF FFO CALCULATION NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (CONTINUED) AVAILABLE NORMALIZED FFO Office Properties Income Trust 25 Supplemental Operating and Financial Data, September 30, 2019

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of applicable SEC rules, including Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI, Pro Forma Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, Pro Forma EBITDA, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDAre, FFO available for common shareholders and Normalized FFO available for common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to income (loss) from continuing operations, net income (loss) or net income (loss) available for common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with income (loss) from continuing operations, net income (loss) and net income (loss) available for common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with income (loss) from continuing operations, net income (loss) and net income (loss) available for common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. Property NOI and Property Cash Basis NOI The calculations of Property net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) available for common shareholders in order to provide results that are more closely related to our property level results of operations. We calculate Property NOI and Property Cash Basis NOI as shown on page 20, Same Property NOI and Same Property Cash Basis NOI as shown on page 21, and Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI as shown in Exhibit B. We define Property NOI as income from our rental of real estate less our property operating expenses. Property NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Property Cash Basis NOI as Property NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding Property NOI and Property Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We calculate Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI in the same manner we calculate the corresponding Same Property NOI and Same Property Cash Basis NOI, except that we calculate Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI as if the Merger had been completed on January 1, 2018. We use Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 22. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures and our former equity method investment in SIR included in discontinued operations. In calculating Adjusted EBITDAre, we adjust for the items shown on page 22 and include business management incentive fees only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, available for common shareholders and Normalized FFO available for common shareholders as shown on page 24. FFO available for common shareholders is calculated on the basis defined by Nareit, which is net income (loss) available for common shareholders, calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, and the difference between FFO attributable to an equity investment and equity in earnings of SIR included in discontinued operations, but excluding impairment charges on and increases in the carrying value of real estate assets, any gain or loss on sale of real estate and equity securities, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO available for common shareholders, we adjust for the difference between Normalized FFO attributable to an equity investment and FFO attributable to an equity investment and for the other items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO available for common shareholders and Normalized FFO available for common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO available for common shareholders and Normalized FFO available for common shareholders differently than we do. Office Properties Income Trust 26 Supplemental Operating and Financial Data, September 30, 2019

PORTFOLIO INFORMATION Tenant: U.S. Government Office Properties Income Trust 65 Bowdoin Street, S. Burlington, VT Supplemental Operating and Financial Data, September 30, 2019 One Building, Square Feet: 26,609

SUMMARY SAME PROPERTY RESULTS

SUMMARY SAME PROPERTY RESULTS

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands)

	For the Three Months Ended (1) (2)		For the Nine Months Ended (1)(3)	
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
Properties (end of period)	109	109	109	109
Total sq. ft. (4)	13,073	13,069	13,073	13,069
Percent leased (5)	93.0 %	94.4%	93.0%	94.4%
Rental income (6)	$ 87,240	$ 88,439	$ 260,931	$ 266,620
Same Property NOI (7)	$ 50,124	$ 52,222	$ 154,182	$ 161,411
Same Property Cash Basis NOI (8)	$ 48,508	$ 51,099	$ 148,915	$ 156,264
Same Property NOI % margin (8)	57.5%	59.0%	59.1%	60.5%
Same Property Cash Basis NOI % margin (8)	56.6%	58.4%	58.2%	59.7%
Same Property NOI % change	(4.0%)		(4.5%)	
Same Property Cash Basis NOI % change	(5.1%)		(4.7%)	

(1) Excludes the SIR properties acquired in the Merger. See Exhibit A on page 34 for pro forma summary same property results as if the SIR properties acquired in the Merger were owned continuously since January 1, 2018.

(2) Based on properties we owned continuously since July 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(3) Based on properties we owned continuously since January 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(4) Subject to changes when space is remeasured or reconfigured for tenants.

(5) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.

(6) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(7) See page 20 for the calculation of Property NOI and Property Cash Basis NOI and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to those amounts and see page 21 for a calculation and reconciliation of Same Property NOI and Same Property Cash Basis NOI.

(8) Same Property NOI margin is defined as Same Property NOI as a percentage of rental income. Same Property Cash Basis NOI margin is defined as Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments and the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019

28

OCCUPANCY AND LEASING SUMMARY

OCCUPANCY AND LEASING SUMMARY (1) (2)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Properties (end of period)	200 (3)	209 (3)	212 (3)	247 (3) (4)	164
Total sq. ft. (5)	27,290 (3)	29,309 (3)	30,134 (3)	31,900 (3) (4)	17,046
Percentage leased	93.3% (3)	91.6% (3)	89.6% (3)	91.0% (3) (4)	93.3%
Leasing Activity (sq. ft.): (5)					
New leases	95	122	121	117	84
Renewals	664	449	704	407	98
Total	759	571	825	524	182
% Change in GAAP Rent: (6)					
New leases	3.7%	(11.1%)	3.6%	1.8%	0.6%
Renewals	5.2%	(3.9%)	14.3%	(9.9%)	(1.1%)
Total	5.0%	(5.3%)	12.8%	(8.2%)	(0.4%)
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	9.2	8.0	8.8	7.0	7.0
Renewals	13.2	6.4	7.3	7.6	9.0
Total	12.7	6.7	7.5	7.5	8.1
Leasing Cost and Concession Commitments: (7)					
New leases	$ 8,275	$ 8,709	$ 13,591	$ 5,334	$ 3,796
Renewals	9,292	6,668	15,213	10,514	2,683
Total	$ 17,567	$ 15,377	$ 28,804	$ 15,848	$ 6,479
Leasing Cost and Concession Commitments per Sq. Ft.: (7)					
New leases	$ 87.46	$ 71.66	$ 112.00	$ 45.75	$ 44.89
Renewals	$ 13.98	$ 14.84	$ 21.60	$ 25.82	$ 27.47
Total	$ 23.14	$ 26.94	$ 34.89	$ 30.25	$ 35.56
Leasing Cost and Concession Commitments per Sq. Ft. per Year: (7)					
New leases	$ 9.52	$ 8.92	$ 12.79	$ 6.51	$ 6.46
Renewals	$ 1.06	$ 2.34	$ 2.98	$ 3.38	$ 3.05
Total	$ 1.82	$ 4.01	$ 4.67	$ 4.03	$ 4.41

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(2) The data presented as of December 31, 2018 and prior periods exclude the SIR properties acquired in the Merger, unless otherwise stated.
(3) Includes one leasable land parcel as of September 30, 2019 and June 30, 2019, and two leasable land parcels as of March 31, 2019 and December 31, 2018.
(4) Includes the SIR properties acquired in the Merger.
(5) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants.
(6) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions.
(7) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases entered during the periods indicated.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019

29

TENANT DIVERSITY AND CREDIT CHARACTERISTICS As of September 30, 2019 Percentage of Total Annualized Rental Income (1) Tenant Industry Tenant Credit Characteristics (2) Energy Services: 3.4% Manufacturing & Transportation: 4.4% Retail & Food: 5.6% (4) Not Rated: 23.9% Real Estate & (3) Financial: 11.1% Other: 0.7% Government: 39.8%(3) Legal & Consulting: Non-Investment 14.5% Grade: 12.2% Investment Grade: 63.9% Technology & Education & Social Communications: 16.4% Services: 2.0% Life Sciences & TENANT DIVERSITY AND CREDIT CHARACTERISTICS TENANT DIVERSITY Medical: 2.1% (1) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of September 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. (2) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 54.6% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.3% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). (3) Includes the U.S. Government, state governments, municipalities and government contractors. Office Properties Income Trust 30 Supplemental Operating and Financial Data, September 30, 2019

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

OFFICE PROPERTIES INCOME TRUST

As of September 30, 2019

(dollars in thousands)

	Tenant	Credit Rating (1)	Annualized Rental Income (2)	% of Total Annualized Rental Income (2)
1	U.S. Government	Investment Grade	$ 164,864	25.8%
2	State of California	Investment Grade	19,040	3.0%
3	Shook, Hardy & Bacon L.L.P.	Not Rated	18,854	3.0%
4	Bank of America Corporation	Investment Grade	16,604	2.6%
5	F5 Networks, Inc.	Not Rated	14,416	2.3%
6	Noble Energy, Inc.	Investment Grade	14,149	2.2%
7	WestRock Company	Investment Grade	12,843	2.0%
8	CareFirst Inc.	Non Investment Grade	11,619	1.8%
9	Northrop Grumman Corporation	Investment Grade	11,346	1.8%
10	Tyson Foods, Inc.	Investment Grade	10,253	1.6%
11	Technicolor SA	Non Investment Grade	10,034	1.6%
12	Commonwealth of Massachusetts	Investment Grade	9,693	1.5%
13	Micro Focus International plc	Non Investment Grade	8,710	1.4%
14	CommScope Holding Company, Inc.	Non Investment Grade	7,931	1.2%
15	PNC Bank	Investment Grade	6,897	1.1%
16	State of Georgia	Investment Grade	6,790	1.0%
			$ 344,043	53.9%

(1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 54.6% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.3% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities were not liable for the payment of rents).

(2) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of September 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
31

LEASE EXPIRATION SCHEDULE

LEASE EXPIRATION SCHEDULE (1)

OFFICE PROPERTIES INCOME TRUST

As of September 30, 2019

(dollars and sq. ft. in thousands)

Year (2)	Number of Leases Expiring	Leased Square Feet Expiring (3)	% of Total Leased Square Feet Expiring (3)	Cumulative % of Total Leased Square Feet Expiring (3)	Annualized Rental Income Expiring (4)	% of Total Annualized Rental Income Expiring (4)	Cumulative % of Total Annualized Rental Income Expiring (4)
2019	44	1,496	5.9%	5.9%	$ 46,666	7.3%	7.3%
2020	63	1,297	5.1%	11.0%	34,348	5.4%	12.7%
2021	67	1,863	7.3%	18.3%	43,300	6.8%	19.5%
2022	88	2,360	9.3%	27.6%	60,888	9.5%	29.0%
2023	66	2,688	10.6%	38.2%	71,043	11.1%	40.1%
2024	60	3,741	14.7%	52.9%	96,366	15.1%	55.2%
2025	36	2,017	7.9%	60.8%	43,607	6.8%	62.0%
2026	29	1,844	7.2%	68.0%	48,403	7.6%	69.6%
2027	32	2,073	8.1%	76.1%	51,656	8.1%	77.7%
2028 and thereafter	58	6,093	23.9%	100.0%	142,232	22.3%	100.0%
Total	543	25,472	100.0%		$ 638,509	100.0%	
Weighted average remaining lease term (in years)		6.0			5.7		

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets.

(3) Leased square feet is pursuant to leases existing as of September 30, 2019, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants.

(4) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of September 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
32

EXHIBITS Tenant: ServiceNow, Inc. 75 Pleasant Street, Malden, MA 3250 & 3260 Jay Street, Santa Clara, CA Square Feet: 125,521 Two Buildings, Square Feet: 148,866 Occupant: Department of Education, Commonwealth of Massachusetts Office Properties Income Trust 33 Supplemental Operating and Financial Data, September 30, 2019

PRO FORMA SUMMARY SAME PROPERTY RESULTS

PRO FORMA SUMMARY SAME PROPERTY RESULTS [1]

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands)

OPI (Excluding SIR Properties):	For the Three Months Ended 9/30/2019	For the Three Months Ended 9/30/2018
Leasable properties	109	109
Total sq. ft. [2]	13,073	13,069
Percent leased [3]	93.0%	94.4%
Same Property Cash Basis NOI [4]	$ 48,508	$ 51,099
Same Property Cash Basis NOI % change	(5.1%)	

SIR Properties:	For the Three Months Ended 9/30/2019	9/30/2018 As reported SIR (excluding ILPT) [5]	9/30/2018 Less: Dispositions [6]	9/30/2018 Pro Forma SIR
Leasable properties [6]	91	99	(8)	91
Total sq. ft. [2]	14,217	16,538	(2,321)	14,217
Percent leased [3]	93.6%	89.8%	—%	97.1%
Same Property Cash Basis NOI [4]	$ 50,806	$ 59,349	$ (3,509)	$ 55,840
Same Property Cash Basis NOI % change	(9.0%)			

Pro Forma Combined:	For the Three Months Ended 9/30/2019	For the Three Months Ended 9/30/2018
Leasable properties [7]	200	200
Total sq. ft. [2]	27,290	27,286
Percent leased [3]	93.3%	95.8%
Same Property Cash Basis NOI [4]	$ 99,314	$ 106,939
Same Property Cash Basis NOI % change	(7.1%)	

(1) OPI (excluding SIR properties) same property results for the three months ended September 30, 2019 and 2018 are based on properties owned continuously since July 1, 2018. SIR properties same property results for the three months ended September 30, 2019 and 2018 are based on properties SIR owned immediately prior to the Merger and which it had owned continuously since July 1, 2018 and which OPI owned continuously since the Merger. Pro forma combined same property results combine the same property results of OPI and SIR for the three months ended September 30, 2019 and 2018, as if the Merger had occurred on January 1, 2018. See calculation of pro forma Same Property Cash Basis NOI for the three months ended September 30, 2019 on page 35.

(2) Subject to changes when space is remeasured or reconfigured for tenants.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.

(4) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definition of Same Property Cash Basis NOI, a description of why we believe it is an appropriate supplemental measure and a description of how we use this measure.

(5) Until December 27, 2018, Industrial Logistics Properties Trust, or ILPT, was a consolidated subsidiary of SIR. The amounts presented above exclude ILPT's operations as SIR distributed its 45,000,000 common shares of ILPT to its shareholders prior to the Merger.

(6) Includes eight properties OPI sold during the nine months ended September 30, 2019.

(7) Includes one leasable land parcel.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019

34

RECONCILIATION AND CALCULATION OF PRO FORMA
SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI

RECONCILIATION AND CALCULATION OF PRO FORMA SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1)

EXHIBIT B

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended September 30, 2019		
	OPI (Excluding SIR Properties)	SIR Properties	Pro Forma Combined
Reconciliation of Property NOI to Same Property NOI: (2)			
Rental income (3)	$ 87,735	$ 79,676	$ 167,411
Property operating expenses	(37,379)	(21,339)	(58,718)
Property NOI	50,356	58,337	108,693
Less: NOI of properties not included in same property results	(232)	(2,236)	(2,468)
Same Property NOI	$ 50,124	$ 56,101	$ 106,225
Calculation of Same Property Cash Basis NOI: (2)			
Same Property NOI	$ 50,124	$ 56,101	$ 106,225
Add: Lease value amortization included in rental income (3)	280	(245)	35
Less: Non-cash straight line rent adjustments included in rental income (3)	(1,753)	(5,050)	(6,803)
Lease termination fees included in rental income (3)	(22)	—	(22)
Non-cash amortization included in property operating expenses (4)	(121)	—	(121)
Same Property Cash Basis NOI	$ 48,508	$ 50,806	$ 99,314

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of Property NOI and Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) OPI (excluding SIR properties) same property results for the three months ended September 30, 2019 are based on properties owned continuously since July 1, 2018. SIR properties same property results for the three months ended September 30, 2019 are based on properties SIR owned immediately prior to the Merger and which it had owned continuously since July 1, 2018 and which OPI owned continuously since that time. Pro forma combined same property results combine the same property results of OPI and SIR for the three months ended September 30, 2019, as if the Merger had occurred on January 1, 2018.

(3) We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by its tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
35

PRO FORMA CAPITAL EXPENDITURES SUMMARY

PRO FORMA CAPITAL EXPENDITURES SUMMARY (1)(2)

EXHIBIT C

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
OPI:					
Tenant improvements (3)	$ 8,749	$ 7,123	$ 4,912	$ 5,450	$ 2,293
Leasing costs (4)	7,139	6,760	7,325	5,635	1,831
Building improvements (5)	11,180	7,317	4,308	11,250	6,707
Recurring capital expenditures	27,068	21,200	16,545	22,335	10,831
Development, redevelopment and other activities (6)	1,206	959	226	1,148	664
Total capital expenditures	$ 28,274	$ 22,159	$ 16,771	$ 23,483	$ 11,495
SIR Properties:					
Tenant improvements (3)	$ —	$ —	$ —	$ 1,109	$ 3,318
Leasing costs (4)	—	—	—	893	211
Building improvements (5)	—	—	—	1,261	1,464
Recurring capital expenditures	—	—	—	3,263	4,993
Development, redevelopment and other activities (6)	—	—	—	392	950
Total capital expenditures	$ —	$ —	$ —	$ 3,655	$ 5,943
Pro Forma Combined:					
Tenant improvements (3)	$ 8,749	$ 7,123	$ 4,912	$ 6,559	$ 5,611
Leasing costs (4)	7,139	6,760	7,325	6,528	2,042
Building improvements (5)	11,180	7,317	4,308	12,511	8,171
Recurring capital expenditures	27,068	21,200	16,545	25,598	15,824
Development, redevelopment and other activities (6)	1,206	959	226	1,540	1,614
Total capital expenditures	$ 28,274	$ 22,159	$ 16,771	$ 27,138	$ 17,438

(1) Historical data for OPI for periods prior to the three months ended March 31, 2019 does not include capital expenditures for the SIR properties acquired in the Merger.
(2) The OPI data presented excludes capital expenditures of three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for additional information regarding these joint ventures.
(3) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(4) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements.
(5) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(6) Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
36

PRO FORMA CALCULATION OF EBITDA, EBITDAre and ADJUSTED EBITDAre

PRO FORMA CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re* (1) AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT D

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares	OPI Adjusted	SIR	ILPT Distribution	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Net loss	$ (57,695)	$ (139)	$ (57,834)	$ (51,551)	$ (17,493)	$ (69,044)	$ (4,744)	$ (131,622)
Add (less): Interest expense	20,421	(376)	20,045	23,701	(4,472)	19,229	241	39,515
Income tax (benefit) expense	(7)	—	(7)	10	(8)	2	—	(5)
Depreciation and amortization	33,044	—	33,044	36,220	(7,327)	28,893	5,782	67,719
EBITDA	(4,237)	(515)	(4,752)	8,380	(29,300)	(20,920)	1,279	(24,393)
Add (less): Loss on impairment of real estate	2,830	—	2,830	—	—	—	—	2,830
Gain on sale of real estate	(3,332)	—	(3,332)	—	—	—	—	(3,332)
Distributions received from unconsolidated joint ventures	705	—	705	—	—	—	—	705
Equity in earnings of SIR included in discontinued operations	(515)	515	—	—	—	—	—	—
Equity in losses of unconsolidated joint ventures	791	—	791	—	—	—	—	791
Loss on sale of SIR common shares included in discontinued operations (2)	18,665	—	18,665	—	—	—	—	18,665
EBITDA*re*	14,907	—	14,907	8,380	(29,300)	(20,920)	1,279	(4,734)
Add (less): Acquisition and transaction related costs (3)	10,695	—	10,695	9,193	—	9,193	—	19,888
General and administrative expense paid in common shares (4)	334	—	334	842	(235)	607	—	941
Estimated business management incentive fees (5)	(16,973)	—	(16,973)	(21,479)	—	(21,479)	—	(38,452)
Loss on extinguishment of debt	709	—	709	—	—	—	—	709
Loss on equity securities (6)	48,229	—	48,229	63,029	—	63,029	—	111,258
Adjusted EBITDA*re*	$ 57,901	$ —	$ 57,901	$ 59,965	$ (29,535)	$ 30,430	$ 1,279	$ 89,610

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of EBITDA, EBITDA*re* and Adjusted EBITDA*re* and a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.
(2) On October 9, 2018, we sold our equity investment in SIR at a loss.
(3) Acquisition and transaction related costs include costs incurred in connection with the Merger.
(4) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.
(5) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net loss in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDA*re* until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No incentive management fee was payable under our business management agreement for the year ended December 31, 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019 and is reflected in the pro forma calculation of Adjusted EBITDA*re* as shown above in the SIR and SIR Adjusted columns.
(6) Loss on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
37

PROPERTY DETAIL

PROPERTY DETAIL(1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of September 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
Inverness Center	Birmingham, AL	3	448	25.1%	$ 2,452	$ 19,014	$ 18,715	12/31/2018	1985
445 Jan Davis Drive	Huntsville, AL	1	57	100.0%	1,038	3,016	2,986	12/31/2018	2007
4905 Moores Mill Road	Huntsville, AL	1	1,371	100.0%	10,034	42,365	41,549	12/31/2018	2007
131 Clayton Street	Montgomery, AL	1	58	100.0%	1,580	10,220	8,340	6/22/2011	2007
4344 Carmichael Road	Montgomery, AL	1	49	100.0%	1,527	13,135	11,458	12/17/2013	2009
15451 North 28th Avenue	Phoenix, AZ	1	67	100.0%	1,473	9,944	8,945	9/10/2014	2013
16001 North 28th Avenue	Phoenix, AZ	1	106	100.0%	1,914	3,840	3,831	12/31/2018	2007
711 S 14th Avenue	Safford, AZ	1	36	94.4%	920	8,229	7,841	6/16/2010	1992
Regents Center	Tempe, AZ	2	101	100.0%	2,130	7,220	7,107	12/31/2018	1988
Campbell Place	Carlsbad, CA	2	91	100.0%	2,448	9,861	9,774	12/31/2018	2007
Folsom Corporate Center	Folsom, CA	1	96	100.0%	2,965	8,555	8,423	12/31/2018	2009
Bayside Technology Park	Fremont, CA	1	101	100.0%	2,325	16,889	16,865	12/31/2018	1990
5045 East Butler Street	Fresno, CA	1	532	100.0%	8,384	68,533	42,351	8/29/2002	1971
10949 N. Mather Boulevard	Rancho Cordova, CA	1	94	100.0%	2,609	18,387	15,855	10/30/2013	2012
11020 Sun Center Drive	Rancho Cordova, CA	1	83	100.0%	2,024	11,156	10,422	12/20/2016	2016
100 Redwood Shores Parkway	Redwood City, CA	1	63	100.0%	3,214	22,351	22,189	12/31/2018	2014
3875 Atherton Road	Rocklin, CA	1	19	100.0%	420	1,038	1,021	12/31/2018	1991
801 K Street	Sacramento, CA	1	338	90.1%	9,894	73,287	65,584	1/29/2016	2002
9815 Goethe Road	Sacramento, CA	1	88	100.0%	1,953	12,438	10,203	9/14/2011	1992
Capitol Place	Sacramento, CA	1	164	93.0%	4,878	47,913	36,354	12/17/2009	1988
4181 Ruffin Road	San Diego, CA	1	148	83.1%	3,038	20,865	16,551	7/16/2010	2013
4560 Viewridge Road	San Diego, CA	1	93	100.0%	3,350	26,904	15,636	3/31/1997	1996
2115 O'Nel Drive	San Jose, CA	1	99	100.0%	3,352	17,505	17,399	12/31/2018	2013
North First Street	San Jose, CA	1	64	100.0%	2,204	12,567	12,480	12/31/2018	2013
Rio Robles Drive	San Jose, CA	3	186	100.0%	5,657	38,094	37,798	12/31/2018	2011
2450 and 2500 Walsh Avenue	Santa Clara, CA	2	132	100.0%	4,803	30,263	29,914	12/31/2018	2014
3250 and 3260 Jay Street	Santa Clara, CA	2	149	100.0%	6,335	34,219	33,924	12/31/2018	2013
603 San Juan Avenue	Stockton, CA	1	22	100.0%	971	6,033	5,053	7/20/2012	2012
350 West Java Drive	Sunnyvale, CA	1	96	100.0%	3,128	25,271	25,260	12/31/2018	2012
7958 South Chester Street	Centennial, CO	1	168	100.0%	5,202	13,997	13,847	12/31/2018	2000
350 Spectrum Loop	Colorado Springs, CO	1	156	100.0%	2,686	11,558	11,394	12/31/2018	2000
333 Inverness Drive South	Englewood, CO	1	140	100.0%	3,018	10,335	10,232	12/31/2018	1998
12795 West Alameda Parkway	Lakewood, CO	1	167	100.0%	4,544	27,678	21,645	1/15/2010	1988
Corporate Center	Lakewood, CO	3	213	100.0%	4,843	34,313	21,133	10/11/2002	2004
11 Dupont Circle, NW	Washington, DC	1	153	68.0%	6,433	77,416	74,591	10/2/2017	2004
1211 Connecticut Avenue, NW	Washington, DC	1	133	80.3%	5,114	56,896	55,393	10/2/2017	2014
1401 K Street, NW	Washington, DC	1	123	90.7%	6,295	67,989	65,453	10/2/2017	2016
20 Massachusetts Avenue	Washington, DC	1	334	77.4%	14,902	84,974	48,268	3/31/1997	1996
440 First Street, NW	Washington, DC	1	142	96.5%	8,371	67,836	65,766	10/2/2017	2013
625 Indiana Avenue	Washington, DC	1	165	95.1%	7,580	59,774	51,378	8/17/2010	1989

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
38

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of September 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
840 First Street, NE	Washington, DC	1	253	98.2%	13,749	118,082	114,302	10/2/2017	2003
10350 NW 112th Avenue	Miami, FL	1	79	100.0%	3,111	7,615	7,557	12/31/2018	2002
7850 Southwest 6th Court	Plantation, FL	1	136	100.0%	4,457	35,775	29,160	5/12/2011	1999
8900 Grand Oak Circle	Tampa, FL	1	68	100.0%	2,063	13,177	10,470	10/15/2010	2008
180 Ted Turner Drive SW	Atlanta, GA	1	91	100.0%	3,664	25,998	22,382	7/25/2012	2007
Corporate Square	Atlanta, GA	5	378	100.0%	8,551	61,685	46,763	7/16/2004	1967
Executive Park	Atlanta, GA	1	126	100.0%	1,612	17,343	11,070	7/16/2004	2014
One Georgia Center	Atlanta, GA	1	376	96.4%	8,008	46,496	40,185	9/30/2011	2008
One Primerica Parkway	Duluth, GA	1	344	100.0%	5,398	30,114	29,633	12/31/2018	2013
4712 Southpark Boulevard	Ellenwood, GA	1	352	100.0%	3,131	21,137	17,609	7/25/2012	2005
91-209 Kuhela Street	Kapolei, HI	1	109	—%	—	2,008	2,008	12/31/2018	Land
8305 NW 62nd Avenue	Johnston, IA	1	199	100.0%	3,283	10,730	10,563	12/31/2018	2011
1185, 1249 & 1387 S. Vinnell Way	Boise, ID	3	181	100.0%	4,697	33,351	27,871	9/11/2012	2002
2020 S. Arlington Heights	Arlington Heights, IL	1	58	100.0%	2,057	15,482	12,106	12/29/2009	2002
400 South Jefferson Street	Chicago, IL	1	248	100.0%	10,253	39,806	39,385	12/31/2018	2012
1415 West Diehl Road	Naperville, IL	1	820	78.2%	14,340	33,770	33,301	12/31/2018	2001
440 North Fairway Drive	Vernon Hills, IL	1	100	100.0%	1,842	4,945	4,935	12/31/2018	2009
7601 and 7635 Interactive Way	Indianapolis, IN	2	275	100.0%	4,603	17,999	17,715	12/31/2018	2008
Intech Park	Indianapolis, IN	3	434	84.4%	8,389	80,384	65,256	10/14/2011	2008
The Atrium at Circleport II	Erlanger, KY	1	86	100.0%	1,259	3,758	3,698	12/31/2018	1999
7125 Industrial Road	Florence, KY	1	168	100.0%	2,599	13,712	11,718	12/31/2012	2002
251 Causeway Street	Boston, MA	1	141	95.3%	4,414	25,270	20,731	8/17/2010	1988
300 and 330 Billerica Road	Chelmsford, MA	2	209	—%	—	4,943	4,942	12/31/2018	2006
75 Pleasant Street	Malden, MA	1	126	100.0%	4,972	32,925	25,624	5/24/2010	2008
25 Newport Avenue	Quincy, MA	1	93	100.0%	2,114	13,728	11,377	2/16/2011	2009
One Montvale Avenue	Stoneham, MA	1	98	94.1%	2,600	15,315	12,321	6/16/2010	1987
314 Littleton Road	Westford, MA	1	175	100.0%	3,801	14,331	14,152	12/31/2018	2013
Annapolis Commerce Center	Annapolis, MD	2	101	100.0%	2,461	12,071	11,612	10/2/2017	1990
7001 Columbia Gateway Drive	Columbia, MD	1	120	100.0%	4,059	16,120	15,890	12/31/2018	2008
Hillside Center	Columbia, MD	2	87	92.3%	1,822	8,195	7,956	10/2/2017	2014
TenThreeTwenty	Columbia, MD	1	140	97.6%	3,860	21,007	19,995	10/2/2017	2013
3300 75th Avenue	Landover, MD	1	266	100.0%	4,879	41,827	32,773	2/26/2010	2004
2115 East Jefferson Street	Rockville, MD	1	129	84.6%	3,059	14,886	13,144	8/27/2013	2003
Redland 520/530	Rockville, MD	3	352	96.9%	12,324	75,647	72,510	10/2/2017	2017

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019

39

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of September 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
Redland 540	Rockville, MD	1	131	85.9%	3,733	34,453	32,852	10/2/2017	2017
Rutherford Business Park	Windsor Mill, MD	1	80	100.0%	1,981	12,298	10,527	11/16/2012	2011
3550 Green Court	Ann Arbor, MI	1	82	100.0%	1,721	8,555	8,447	12/31/2018	1998
11411 E. Jefferson Avenue	Detroit, MI	1	56	100.0%	2,567	19,070	14,786	4/23/2010	2009
Rosedale Corporate Plaza	Roseville, MN	1	61	100.0%	1,126	8,243	4,556	12/1/1999	1987
1300 Summit Street	Kansas City, MO	1	87	100.0%	2,392	15,987	13,705	9/27/2012	1998
2555 Grand Boulevard	Kansas City, MO	1	596	100.0%	18,860	39,628	38,793	12/31/2018	2003
4241-4300 NE 34th Street	Kansas City, MO	1	98	100.0%	1,872	11,816	7,378	3/31/1997	1996
1220 Echelon Parkway	Jackson, MS	1	110	100.0%	3,977	26,156	21,561	7/25/2012	2009
2300 and 2400 Yorkmont Road	Charlotte, NC	2	284	100.0%	6,619	21,873	21,444	12/31/2018	1995
18010 and 18020 Burt Street	Omaha, NE	2	203	100.0%	4,215	19,631	19,369	12/31/2018	2012
500 Charles Ewing Boulevard	Ewing, NJ	1	250	100.0%	6,018	31,054	30,509	12/31/2018	2012
299 Jefferson Road	Parsippany, NJ	1	151	100.0%	4,053	7,516	7,455	12/31/2018	2011
One Jefferson Road	Parsippany, NJ	1	100	100.0%	4,362	9,741	9,634	12/31/2018	2009
50 West State Street	Trenton, NJ	1	267	84.3%	6,660	46,535	37,656	12/30/2010	1989
Airline Corporate Center	Colonie, NY	1	64	100.0%	1,094	7,596	6,393	6/22/2012	2004
5000 Corporate Court	Holtsville, NY	1	264	85.7%	6,188	27,813	23,503	8/31/2011	2000
8687 Carling Road	Liverpool, NY	1	38	100.0%	857	571	571	12/31/2018	2007
1212 Pittsford - Victor Road	Pittsford, NY	1	55	100.0%	1,057	988	986	12/31/2018	2003
2231 Schrock Road	Columbus, OH	1	42	100.0%	765	1,042	1,035	12/31/2018	1999
4600 25th Avenue	Salem, OR	1	233	86.7%	4,690	30,772	25,175	12/20/2011	2007
8800 Tinicum Boulevard	Philadelphia, PA	1	441	100.0%	6,897	28,483	28,007	12/31/2018	2000
9680 Old Bailes Road	Fort Mill, SC	1	60	100.0%	793	3,808	3,746	12/31/2018	2007
One Memphis Place	Memphis, TN	1	205	74.2%	3,015	14,208	11,356	9/17/2010	1985
16001 North Dallas Parkway	Addison, TX	2	554	100.0%	15,138	74,353	72,939	12/31/2018	1996
Research Park	Austin, TX	2	149	100.0%	3,266	18,638	18,030	12/31/2018	1999
1001 Noble Energy Way	Houston, TX	1	497	100.0%	14,149	34,837	34,226	12/31/2018	2013
10451 Clay Road	Houston, TX	1	97	100.0%	2,257	15,873	15,658	12/31/2018	2013
202 North Castlegory Road	Houston, TX	1	84	100.0%	2,883	5,934	5,835	12/31/2018	2016
6380 Rogerdale Road	Houston, TX	1	206	100.0%	5,854	18,903	18,775	12/31/2018	2006
4221 W. John Carpenter Freeway	Irving, TX	1	54	100.0%	857	5,014	4,921	12/31/2018	1995
8675,8701-8711 Freeport Pkwy and 8901 Esters Boulevard	Irving, TX	3	458	100.0%	6,270	42,081	41,420	12/31/2018	1990
1511 East Common Street	New Braunfels, TX	1	63	100.0%	1,092	6,340	6,313	12/31/2018	2005
2900 West Plano Parkway	Plano, TX	1	191	100.0%	1,475	15,774	15,589	12/31/2018	1998

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019

40

PROPERTY DETAIL (CONTINUED)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

PROPERTY DETAIL (CONTINUED) (1)

As of September 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
3400 West Plano Parkway	Plano, TX	1	235	100.0%	1,542	20,989	20,650	12/31/2018	1994
3600 Wiseman Boulevard	San Antonio, TX	1	100	100.0%	3,399	10,309	10,162	12/31/2018	2004
701 Clay Road	Waco, TX	1	139	100.0%	3,481	20,038	14,771	12/23/1997	1997
1800 Novell Place	Provo, UT	1	406	100.0%	8,710	51,377	50,394	12/31/2018	2000
4885-4931 North 300 West	Provo, UT	2	125	100.0%	3,916	13,450	13,241	12/31/2018	2009
14660, 14672 & 14668 Lee Road	Chantilly, VA	3	409	98.7%	13,673	83,391	78,058	12/22/2016	2006
1434 Crossways	Chesapeake, VA	2	214	100.0%	4,075	25,147	23,626	10/2/2017	2002
Greenbrier Towers	Chesapeake, VA	2	172	86.5%	3,048	15,873	14,950	10/2/2017	1987
Enterchange at Meadowville	Chester, VA	1	228	40.5%	644	11,355	9,859	8/28/2013	2011
Pender Business Park	Fairfax, VA	4	171	83.6%	3,430	24,614	21,248	11/4/2013	2000
Three Flint Hill	Fairfax, VA	1	184	75.0%	4,410	33,205	31,394	10/2/2017	2011
7987 Ashton Avenue	Manassas, VA	1	69	100.0%	1,654	10,482	9,835	1/3/2017	1989
Two Commercial Place	Norfolk, VA	1	289	100.0%	5,925	26,338	25,914	12/31/2018	2016
1759 & 1760 Business Center Drive	Reston, VA	2	406	100.0%	12,437	90,651	79,791	5/28/2014	1996
1775 Wiehle Avenue	Reston, VA	1	130	62.8%	3,237	31,544	30,166	10/2/2017	2001
501 South 5th Street	Richmond, VA	1	311	100.0%	12,843	54,497	53,640	12/31/2018	2009
9201 Forest Hill Avenue	Richmond, VA	1	50	100.0%	1,232	1,875	1,867	12/31/2018	1985
9960 Mayland Drive	Richmond, VA	1	174	99.0%	3,578	20,547	18,113	5/20/2014	1994
Parham Place	Richmond, VA	3	89	100.0%	1,631	2,082	2,058	12/31/2018	2014
1751 Blue Hills Drive	Roanoke, VA	1	399	100.0%	1,949	10,533	10,370	12/31/2018	2003
Atlantic Corporate Park	Sterling, VA	2	221	99.5%	6,137	35,367	33,868	10/2/2017	2008
Orbital Sciences Campus	Sterling, VA	3	337	100.0%	11,346	31,845	31,414	12/31/2018	2001
Sterling Business Park Lots 8 and 9	Sterling, VA	1	167	100.0%	5,550	53,552	51,336	10/2/2017	2016
65 Bowdoin Street	S. Burlington, VT	1	27	100.0%	1,133	9,256	7,221	4/9/2010	2009
840 North Broadway	Everett, WA	2	112	100.0%	2,665	21,061	17,504	6/28/2012	1990
Stevens Center	Richland, WA	2	140	100.0%	2,925	25,461	15,007	3/31/1997	1995
351, 401, 501 Elliott Ave West	Seattle, WA	3	300	100.0%	14,450	77,737	76,663	12/31/2018	2000
11050 West Liberty Drive	Milwaukee, WI	1	29	100.0%	803	5,587	4,618	6/9/2011	2006
5353 Yellowstone Road	Cheyenne, WY	1	106	92.9%	1,954	11,483	6,645	3/31/1997	1995
Total		185	25,813	93.4%	613,969	3,556,740	3,181,175		

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
41

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of September 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
Held for Sale: (4)									
2149 West Dunlap Avenue	Phoenix, AZ	1	123	100.0%	2,553	6,824	6,819	12/31/2018	1983
6448-6450 Via Del Oro	San Jose, CA	1	76	—%	—	12,468	12,426	12/31/2018	1983
1 Targeting Center	Windsor, CT	1	97	100.0%	1,281	2,135	2,122	12/31/2018	1999
475 Bond Street	Lincolnshire, IL	1	223	100.0%	1,667	5,489	5,477	12/31/2018	2000
400 State Street	Kansas City, KS	1	171	94.4%	3,113	13,584	9,926	6/16/2010	1971
4201 Patterson Avenue	Baltimore, MD	1	85	100.0%	1,272	13,012	7,721	10/15/1998	2014
1401 Rockville Pike	Rockville, MD	1	190	94.1%	4,688	48,794	27,983	2/2/1998	2015
Meadows Business Park	Woodlawn, MD	2	183	92.1%	3,321	27,328	22,013	2/15/2011	1997
Synergy Business Park	Columbia, SC	3	181	95.5%	2,323	14,552	9,700	5/10/2006;9/17/2010	1985
3920 Pender Drive	Fairfax, VA	1	83	100.0%	2,473	16,342	14,545	3/21/2014	2011
Aquia Commerce Center	Stafford, VA	2	65	100.0%	1,849	10,339	8,606	6/22/2011	1999
		15	1,477	91.9%	24,540	170,867	127,338		
Grand Total		200	27,290	93.3%	$ 638,509	$ 3,727,607	$ 3,308,513		

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 19 for more information regarding these joint ventures.
(2) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of September 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.
(3) Carrying values exclude intangible and other assets.
(4) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in June 2009 in connection with our initial public offering.

Office Properties Income Trust
Supplemental Operating and Financial Data, September 30, 2019
42

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Office Properties Income Trust 43 Supplemental Operating and Financial Data, September 30, 2019